UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 5, 2014

Premier, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36092	35-2477140
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13034 Ballantyne Corporate Place

Charlotte, NC 28277

(Address of Principal Executive Offices) (Zip Code)

(704) 357-0022

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Director

The Board of Directors (“Board”) of Premier, Inc. (the “Company”) approved the appointment of Jody R. Davids to the Board, on October 30, 2014, conditioned upon (i) the reporting to the Chairman of the Board of satisfactory findings upon the completion of a customary background check and other due diligence and (ii) acceptance of the appointment by Ms. Davids. These conditions were satisfied, and therefore her appointment was finalized, on December 5, 2014. The appointment will be effective January 28, 2015.

Ms. Davids, 58, is the Chief Information Officer (“CIO”) of Agrium, Inc. (“Agrium”), a company listed on the New York Stock Exchange (“NYSE”) and the Toronto Stock Exchange, that is a global producer and marketer of nutrients for agricultural and industrial markets. From December 2013 to becoming the CIO of Agrium in April 2014, Ms. Davids served as a management consultant to Agrium, providing information technology consulting services specializing in technology and organizational strategy. From 2010 to 2013, Ms. Davids was the Senior Vice President, Global Business Services and Chief Information Officer for Best Buy, Inc., a company listed on the NYSE. From 2000 to 2009, Ms. Davids was with Cardinal Health, Inc., a company listed on the NYSE, in various capacities including as the Executive Vice President, Global Shared Services and Chief Information Officer from 2007-2009 and the Executive Vice President and Chief Information Officer from 2003 to 2007. Ms. Davids obtained a bachelor’s degree and an MBA from San Jose State University.

The Company believes that Ms. Davids’ qualifications to serve on the Company’s Board include her strong background in information technology, supply chain, logistics and distribution experience, and her leadership experience through her corporate senior executive positions of other publicly-traded companies. Ms. Davids will be a Class III director whose term will expire at the annual meeting of stockholders to be held in 2016. Ms. Davids’ service on the committees of the Board will be determined on or about the effective date of her appointment. The Board has determined that Ms. Davids satisfies the independence requirements under the NASDAQ listing standards.

In connection with her appointment to the Board, Ms. Davids is expected to receive the compensation for “outside directors” set forth under the caption “Compensation of Directors” in the Company’s Definitive Proxy Statement for the 2014 Annual Meeting of Stockholders, dated and filed with the Securities and Exchange Commission on October 22, 2014 (the “Proxy Statement”), which description is incorporated herein by reference. There are no arrangements or understandings between Ms. Davids and any other person pursuant to which she was selected to serve as a director of the Company, nor is she a participant in any related party transaction required to be reported pursuant to Item 404(a) of Regulation S-K.

Change in Principal Employment of Director

In December 2014, Alan Yordy, a member of our Board of Directors, announced his plan to retire as the President and Chief Mission Officer of PeaceHealth, one of our member owners, effective June 30, 2015. Although the exact timing remains uncertain, we expect Mr. Yordy to submit a letter of resignation to our Board of Directors, on or before the effective date of his retirement from PeaceHealth, in accordance with our corporate governance guidelines, which our Board of Directors will then consider.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 5, 2014, the Company held its 2014 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders:

1. elected five Class I Directors nominated to serve on the Company’s Board of Directors until the 2017 annual meeting of stockholders and until their successors are duly elected and qualified;

2. ratified the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the Company’s fiscal year 2015; and

3. approved the Premier, Inc. Employee Stock Purchase Plan.

A more complete description of each item is set forth in the Proxy Statement.

As of the record date for the Annual Meeting, there were 32,383,848 shares of the Company’s Class A common stock and 111,866,539 shares of the Company’s Class B common stock issued and outstanding. However, as a result of the Class B common unit exchange process discussed in the Proxy Statement, under “Frequently Asked Questions—What is the Class B common unit exchange process? Will it impact the Annual Meeting?”, 4,685,267 shares of Class B common stock were retired on October 31, 2014 and therefore not eligible to be voted. The 107,181,272 currently outstanding shares of Class B common stock were voted at the Annual Meeting pursuant to the Voting Trust Agreement, dated October 1, 2013, relating to shares of Class B common stock, as discussed in the Proxy Statement.

Each share of Class A common stock and Class B Common stock was entitled to one vote on each matter properly brought before the Annual Meeting. The Class A common stock and Class B common stock voted together as a class. Votes representing approximately 95.9% of the combined voting power of the Class A common stock and Class B common stock, as of the record date, were present in person or represented by proxy at the Annual Meeting.

Item 1—Election of Directors

Each of the five nominees named in the proxy statement for the Annual Meeting were elected by the stockholders to the Board for three-year terms based on the following vote:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Stephen R. D’Arcy	125,275,748	11,963,271	1,064,854
Lloyd H. Dean	122,254,688	14,984,331	1,064,854
Charles E. Hart, MD	122,245,993	14,993,026	1,064,854
Philip A. Incarnati	126,557,654	10,681,365	1,064,854
Alan R. Yordy	124,477,519	12,761,500	1,064,854

Item 2—Ratification of the Appointment of Ernst & Young LLP

The appointment of Ernst & Young as the Company’s independent registered public accounting firm for the Company’s fiscal year 2015 was ratified by the stockholders based on the following vote:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
138,267,900	13,244	22,729	0

Item 3—Approval of the Premier, Inc. Employee Stock Purchase Plan

The Premier, Inc. Employee Stock Purchase Plan was approved by the stockholders based on the following vote:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
136,892,402	159,153	187,464	1,064,854

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Premier, Inc.

By:	/s/ Susan D. DeVore
	Name:	Susan D. DeVore
	Title:	Chief Executive Officer and President

Date: December 5, 2014